Fees Summary	Aug. 23, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,936,039.20
Previously Paid Amount	0.00
Total Fee Amount	2,942.56
Total Offset Amount	0.00
Net Fee	$ 2,942.56